U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                          Date of Report: May 18, 2005



                              ZKID NETWORK COMPANY
             (Exact Name of registrant as specified in its Charter)




       Nevada                       0-29981                        91-2027724
-------------------           ------------------              ------------------
State of Incorporation        Commission File No.               I.R.S. Employer
                                                              Identification No.

666 Dundee Road #705, Northbrook,  Il                                60062
-----------------------------------------                         ----------
(Address of principal executive offices)                          (Zip Code)



Registrant's telephone number,(   847   )     509     -     4200
                               ---------  -----------    -----------



                     (Registrant's former name and address)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions below:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240-14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 4.01       Changes in Registrant's Certifying Accountant


(A)       Pursuant to Item 304 of Regulation S-B the registrant states:

(a)  (1) (i)   On  May  16,  2005,  the  Registrant's   certifying   independent
accountant, DiRocco & Company was dismissed.

         (ii) The financial statements reported on by DiRocco & Company were not subject to an adverse or qualified opinion, or a disclaimer of opinion and were not modified as to uncertainty, audit scope or accounting principles during the past two fiscal years, and interim periods, with the exception that DiRocco & Company did issue a going concern opinion which appears Note 1 of the Company's financial statements which are a part of the Form 10-KSB Annual Report for the period ending December 31, 2004;

         (iii) Not Applicable.

         (iv) (A) There were no disagreements related to accounting principles or practices, financial statement disclosure, internal controls or auditing scope or procedure during the past two fiscal years and interim periods, including the interim period up through the date the relationship ended.

               (B)  Not applicable;

               (C)  Not applicable;

               (D)  Not applicable; and

               (E)  Not applicable.

          (2) On May 16, 2005, we engaged E. Randall Gruber, C.P.A., P.C. engaged a replacement independent certifying accountant firm whose address is 10805 Sunset Office Dr., Suite 300, St. Louis, Missouri 63127.

               (i)  Not applicable; and

               (ii) Not applicable.

          (3) The Registrant has provided to DiRocco & Company, its former independent certifying accountant, a copy of the disclosures contained in this
Item 4.01 and the Registrant has requested a letter from DiRocco & Company, addressed to the Commission, confirming the statements made by the Registrant in this Item 4.01.

(b)       Not applicable.


SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 ZKID NETWORK COMPANY
Dated: May 18, 2005

                                                 /s/Donald Weisberg
                                                 ------------------
                                                 By: Donald Weisberg
                                                 Title: President